UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 18, 2007
                Date of Report (Date of earliest event reported)

                            COLONIAL COMMERCIAL CORP.
               (Exact name of Registrant as Specified in Charter)


             NEW YORK                   1-6663               11-2037182
   (State or other Jurisdiction     (Commission File       (IRS Employer
         of Incorporation)              Number)          Identification No.)

             275 WAGARAW ROAD, HAWTHORNE,               07506
                     NEW JERSEY
      (Address of Principal Executive Offices)        (Zip Code)

        Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective  as  of  April  18,  2007,  the  Company  dismissed  Weiser,  LLP
("Weiser") as the Company's certified public accountants. Additionally, effective as of April 18, 2007, the Company engaged Eisner LLP ("Eisner") as the Company's principal accountants to audit the Company's financial statements for the year ended December 31, 2007, subject to ratification of this appointment by the stockholders of the Company. The Company's decision to dismiss Weiser and engage Eisner was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

     Weiser reported on the Company's consolidated financial statements for the years ending December 31, 2006 and 2005. For these periods and up to April 18, 2007, there were no disagreements with Weiser on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Weiser, would have caused it to make reference thereto in its report on the financial statements for such years.

     The reports of Weiser on the financial statements of the Company for the fiscal years ended December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2006 and 2005, and through the subsequent interim period preceding the decision to change independent accountants, neither the Company nor anyone acting on its behalf consulted Eisner regarding either the application of accounting principles as to a specified completed or proposed transaction, the type of audit opinion that might be rendered on the Company's consolidated financial statements, or other information provided that was considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue. Eisner has not provided to the Company a written report or oral advice regarding such principles or audit opinion.

     During the years ended December 31, 2006 and 2005, and through the subsequent interim period preceding the decision to change independent accountants, there were no reportable events as defined by Item 304(a)(1)(v) of Regulation S-K.

     The Company has provided Weiser with a copy of the foregoing disclosure and requested that Weiser provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to this item. Weiser's letter was unavailable at the time this Form 8-K is being filed.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               COLONIAL COMMERCIAL CORP.
                                               -------------------------
                                                      (Registrant)

Date: April 24, 2007                               /s/ William Salek
                                                   -----------------
                                                     William Salek
                                                Chief Financial Officer